                             SFX ENTERTAINMENT, INC.

                              CLASS A COMMON STOCK
                           (par value $.01 per share)


                           U.S. UNDERWRITING AGREEMENT


August __, 1999

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
  As representatives of the several
  U.S. Underwriters named in
  Schedule I hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

SFX Entertainment, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell in the United States and Canada to the U.S. Underwriters named in Schedule I hereto
(the "U.S. UNDERWRITERS") an aggregate of       shares (the "U.S. FIRM STOCK")
of its Class A Common Stock, par value $.01 per share (the "COMMON STOCK") and,
at the election of the U.S. Underwriters, up to       additional shares (the
"U.S. OPTIONAL STOCK") of Common Stock of the Company (the U.S. Firm Stock and the U.S. Optional Stock that the U.S. Underwriters elect to purchase pursuant to
Section 2 hereof being collectively called the "U.S. STOCK." Bear, Stearns & Co. Inc. and Lehman Brothers

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 2

Inc. are acting as representatives of the several U.S. Underwriters and in such capacity are hereinafter referred to as the "U.S. REPRESENTATIVES."

     It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "INTERNATIONAL UNDERWRITING AGREEMENT") providing for the sale to the several Underwriters named in Schedule II hereto (the "INTERNATIONAL MANAGERS," or, each, an "INTERNATIONAL MANAGER"), of an aggregate of [_____] shares of Common Stock of the Company. The aggregate of [_____] shares so proposed to be sold is hereinafter referred to as the "INTERNATIONAL FIRM STOCK." The Company also proposes to sell to the International Managers, upon the terms and conditions set forth in Section 2 thereof, up to an additional [_____] shares of Stock (the "INTERNATIONAL OPTIONAL STOCK"). The International Firm Stock and the International Optional Stock are hereinafter collectively referred to as the "INTERNATIONAL STOCK." Bear Stearns International Limited and Lehman Brothers International (Europe) are acting as representatives of the several International Managers and in such capacity are hereinafter referred to as the "INTERNATIONAL REPRESENTATIVE." The respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional upon one another.

     The International Managers and U.S. Underwriters are hereinafter collectively referred to as the "UNDERWRITERS." The International Stock and the U.S. Stock are hereinafter collectively referred to as the "STOCK." The U.S. Firm Stock and the International Firm Stock are hereinafter collectively referred to as the "FIRM STOCK." The U.S. Optional Stock and the International Optional Stock are hereinafter collectively referred to as the "OPTIONAL STOCK." Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the U.S. Stock and the other relating to the International Stock. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto. Reference

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 3

herein to any prospectus, whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

     The Company understands that the U.S. Underwriters and the International Managers will concurrently enter into an agreement between the U.S. and international underwriting syndicates of even date herewith (the "AGREEMENT BETWEEN U.S. UNDERWRITERS AND INTERNATIONAL MANAGERS") providing for the coordination of certain transactions among the U.S. Underwriters and International Managers and that, pursuant thereto and subject to the conditions set forth therein, the U.S. Underwriters may purchase from the International Managers a portion of the International Stock or sell to the International Managers a portion of the U.S. Stock. The Company understands that any such purchases and sales between the U.S. Underwriters and the International Managers shall be governed by the Agreement Between U.S. Underwriters and International Managers and shall not be governed by the terms of this Agreement or the International Underwriting Agreement.

     The Company understands that the U.S. Underwriters propose to make a public offering of the U.S. Stock as soon as the U.S. Representatives deem advisable after this Agreement has been executed and delivered.


    1. REPRESENTATIVES AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the U.S. Underwriters that:

    (a) A registration statement on Form S-3 (File No. 333-84371), including all amendments thereto (the "INITIAL REGISTRATION STATEMENT"), in respect of the Stock, has (i) been filed with the Securities and Exchange Commission (the "COMMISSION") and (ii) been declared effective by the Commission in such form. Other than a registration statement, if any, increasing the size of the offering (a "RULE 462(B) REGISTRATION STATEMENT") filed pursuant to Rule 462(b) under the Securities Act of

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 4

1933, as amended (the "ACT"), which became effective upon filing, no other document (other than documents specifically incorporated by reference therein), with respect to the Initial Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "PRELIMINARY PROSPECTUS"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, is hereinafter collectively called the "REGISTRATION STATEMENT"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "PROSPECTUS");

    (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 5

in writing to the Company by an Underwriter through Bear, Stearns & Co. Inc. and Lehman Brothers Inc. expressly for use therein;

    (c) Neither the Company nor any of its subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the U.S. Stock to facilitate the sale and resale of the Stock;

    (d) Except as described in the Prospectus, neither the Company nor its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with their respective businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt (other than borrowings in the ordinary course of business) of the Company or any of its subsidiaries, or any material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

    (e) To the Company's knowledge, as of the date hereof, the representations and warranties in the Apollo Acquisition Agreement when made (or as of any date deemed made) (the "ACQUISITION AGREEMENT") are true and correct in all material respects;

    (f) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except as (i) described in the Prospectus (ii) as permitted under the Senior Credit Facility or (iii) where the

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 6

failure to have such title would not reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company and its direct and indirect subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), and any real property and buildings held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases, except as would not have a Material Adverse Effect after giving effect to the Apollo Acquisition ("APOLLO") (the "PENDING ACQUISITION");

    (g) The Company is a corporation duty organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, is duty registered and qualified to conduct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect;

    (h) Each Significant Subsidiary (as defined in Regulation S-X of the Securities Act) is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, is duly registered and qualified to conduct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect;

    (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, free of any preemptive or similar rights and conform to the description of the capital stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 7

non-assessable and, except as set forth in the Prospectus, free of any preemptive or similar rights, and, except as set forth in the Prospectus or the Registration Statement are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and have been issued in compliance with all applicable federal and state securities laws;

    (j) The unissued shares of Stock to be issued and sold by the Company to the U.S. Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, free of any preemptive or similar rights and will conform to the description of the Stock contained in the Prospectus;

    (k) The Company or its subsidiaries, as applicable, have full corporate power and authority to enter into the Underwriting Agreements and the Acquisition Agreement and to carry out all the terms and provisions as provided herein and therein;

    (l) The execution and delivery of each of the Underwriting Agreements and the Acquisition Agreement have been duly authorized by the Company and the Underwriting Agreements and the Acquisition Agreement are enforceable against the Company in accordance with their respective terms except to the extent that:
(i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws or the public policy underlying such laws;

    (m) Except (i) as disclosed in the Prospectus and (ii) as disclosed in the Acquisition Agreement (including all schedules and attachments), the issue and sale of the Stock by the Company, the execution, delivery and performance of the Underwriting Agreements by the Company, and the consummation by the Company and

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 8

its subsidiaries of the transactions contemplated hereby and thereby will not
(A) require any consent, approval, authorization or other order (which has not been obtained) of any court, regulatory body, administrative agency or other governmental body except such as may be required under the Securities Act, securities regulatory bodies (including self-regulatory bodies), securities exchanges or the securities or Blue Sky laws of the various states; (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries; (C) require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound; (D) violate or conflict with any laws or administrative regulations, rulings of court, decrees applicable to the Company, any of its subsidiaries or their respective property; or (E) result in the creation or imposition of any lien on any asset of the Company or any of its subsidiaries, except, in the case of (A), (C), (D) or (E) above, such as would not, either singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent the Company from performing its obligations hereunder or under the International Underwriting Agreement;

    (n) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-Laws or similar organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which would reasonably be expected to have a Material Adverse Effect or prevent the Company from performing its obligations hereunder or under the International Agreement;

    (o) The statements contained under the caption "Agreements Related To Pending Acquisitions," insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair in all material respects;

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 9

    (p) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceedings have been threatened by governmental authorities or others;

    (q) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any of its subsidiaries to issue any shares of capital stock of the Company, any convertible or exchangeable securities or obligations, or any warrants, rights or options;

    (r) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities owned by such person or to require the Company to include such securities in any registration statement filed by the Company under the Securities Act;

    (s) The Company is not and, after giving effect to the offering and sale of the Stock, will not be (i) an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 10

    (t) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

    (u) The consolidated financial statements of the Company and its subsidiaries included in the Prospectus present fairly in all material respects the financial position of the Company on a consolidated basis and the results of operations and changes in financial condition as of the dates and for the periods therein specified. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions "Prospectus Summary--Summary Consolidated Financial Data," and "Selected Consolidated Financial Data" in the Prospectus fairly present in all material respects, on the basis stated in the Prospectus, the information included. The other financial, numerical and statistical information and data set forth in the Prospectus is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries, as applicable. The unaudited pro forma condensed combined financial statements and the related notes thereto included in the Prospectus present fairly, as stated therein, in all material respects the pro forma consolidated financial position and results of operations of the Company at the respective dates and for the respective periods indicated. The pro forma adjustments are factually supportable. All adjustments necessary to fairly present this pro forma information have been made;

    (v) Each of (i) Ernst & Young LLP, (ii) Arthur Anderson LLP, (iii) Pricewaterhouse Coopers LLP, (iv) Deloitte & Touche and (v) Smith Partnership, who have certified certain financial statements of the Company, its subsidiaries and/or the entity to be acquired in the Pending Acquisition, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 11

    (w) Except as disclosed in the Prospectus, there are no business relationships or related party transactions which would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission and each business relationship or related party transaction described therein is a fair and accurate description of the relationships and transactions so described;

    (x) Except as disclosed in the Prospectus, each of the Company and its subsidiaries is operating in material compliance with all laws, regulations, administrative orders or rulings or court decrees applicable to it or to any of its property (including without limitation those relating to environmental, safety or similar matters, federal or state laws relating to the hiring, promotion or pay of employees), except for violations which would not reasonably be expected to have a Material Adverse Effect;

    (y) Except as, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries have (A) such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own, lease and operate their properties and to conduct their businesses as presently conducted, and (B) fulfilled and performed all of their material obligations with respect to the Permits, and (ii) no event has occurred that would allow, or after notice or lapse of time would allow, revocation or termination of any Permit or that would result in any other material impairment of the rights granted to the Company or any of its subsidiaries under any Permit, and (iii) neither the Company nor any of its subsidiaries has knowledge that any governmental body or agency is considering limiting, suspending or revoking any Permit;

    (z) The Company and its subsidiaries own or possess adequate rights to use all material trademarks, service marks, tradenames, trademark registrations, service mark registrations and copyrights necessary for the conduct of their businesses, and to the Company's knowledge, the conduct of their businesses will not conflict with, and neither the Company nor any of its subsidiaries has received any notice of any claim

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 12

of conflict with, any such rights of others (except in any such case for any conflict that would not reasonably be expected to have a Material Adverse Effect);

    (aa) Each of the Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; none of the Company or its subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except, in each case, as would not have a Material Adverse Effect;

    (bb) There is (i) no material unfair labor practice complaint pending against the Company or any of its subsidiaries, or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no material grievance or material arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or, to the best knowledge of the Company, threatened against any of them and (ii) no material strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries nor, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, except, in each case, as would not reasonably be expected to have a Material Adverse Effect;

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 13

    (cc) The Company and each of its subsidiaries has reviewed the effect of Environmental Laws (as defined below) and the disposal of hazardous or toxic substances, wastes, pollutants and contaminants on the business, assets, operations and properties of the Company and each of the subsidiaries, and identified and evaluated associated costs and liabilities (including, without limitation, any material capital and operating expenditures required for clean-up, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related constraints on operating activities and all potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not reasonably be expected to have a Material Adverse Effect. None of the Company or its subsidiaries has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval, which, in any case, would reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect;

    (dd) Each of the Company and its subsidiaries has filed all material federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid, or made adequate reserve or provision for the payment of, all taxes shown as due thereon except in any case where such failure would not reasonably be expected to have a Material Adverse Effect, and the Company has no knowledge of any tax deficiency that has had (or would have) a Material Adverse Effect;

    (ee) None of the Company, its subsidiaries nor any agent thereof acting on behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance of the Stock to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve;

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 14

    (ff) The Company has delivered to the U.S. Underwriters true and correct, executed copies of the Acquisition Agreement and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto other than those as to which the U.S. Underwriters shall previously have been advised and shall not have reasonably objected after being furnished a copy thereof;

    (gg) The Company's present intention is to use the net proceeds received by it from the sale of the Stock pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use Of Proceeds"; and

    (hh) The Company and its subsidiaries are implementing a comprehensive program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999, and, except as disclosed in the Prospectus, reasonably believe that such risk will be remedied on a timely basis without material expense and will not have a material adverse effect upon the financial condition and results of operations of the Company and its subsidiaries taken as a whole.

    (ii) Since the end of its last fiscal year the Company has filed with the Commission all documents required to have been filed by the Company pursuant to the Securities Exchange Act of 1934, as amended. Each such document, when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (jj) Neither the Company nor, to the knowledge of the Company, any of its officers, directors, partners, employees or affiliates has, directly or indirectly, given or agreed to give on behalf of the Company any money, gift or similar benefit (other than legal price or services concessions to customers) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 15

(domestic or foreign), instrumentality of any government (domestic or foreign) or other person who was, is or is reasonably likely to be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which would reasonably be expected to subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), which would reasonably be expected to have a Material Adverse Effect.

    Notwithstanding the foregoing, any exceptions to the representations and warranties contained in the Acquisition Agreement shall be deemed to be included in the applicable representation or warranty contained in this Agreement.

    2. PURCHASE BY, AND SALE AND DELIVERY TO, U.S. UNDERWRITERS. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the U.S. Underwriters, and each of the U.S. Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $__.__, the number of shares of U.S. Firm Stock set forth opposite the name of such U.S. Underwriter in Schedule I hereto and (b) in the event and to the extent that the U.S. Underwriters shall exercise the election to purchase U.S. Optional Stock as provided below, the Company agrees to issue and sell to each of the U.S. Underwriters, and each of the U.S. Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of shares of U.S. Optional Stock as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of shares of U.S. Optional Stock by a fraction, the numerator of which is the maximum number of shares of U.S. Optional Stock which such U.S. Underwriter is entitled to purchase as set forth opposite the name of such U.S. Underwriter in Schedule I hereto and the denominator of which is the maximum number of U.S. Optional Stock that all of the U.S. Underwriters are entitled to purchase hereunder.

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 16

    The Company hereby grants to the U.S. Underwriters the right to purchase at
their election up to      shares of U.S. Optional Stock, at the purchase price
per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Stock. Any such election to purchase Optional Stock may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of shares of U.S. Optional Stock to be purchased and the date on which such shares of Optional Stock are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than three or later than ten business days after the date of such notice.

    3. Upon the authorization by you of the release of the shares of U.S. Firm Stock, the several U.S. Underwriters propose to offer the U.S. Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

    4. TIME OF DELIVERY. (a) The U.S. Stock to be purchased by each U.S. Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Bear, Stearns & Co. Inc. and Lehman Brothers Inc. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Bear, Stearns & Co. Inc. and Lehman Brothers Inc. for the account of such U.S. Underwriter, against payment by or on behalf of such U.S. Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Bear, Stearns & Co. Inc. and Lehman Brothers Inc. at least forty-eight hours in advance. The Company will cause the certificates representing the U.S. Stock to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167 and Lehman Brothers Inc., 200 Vesey Street, New York, New York 10285 (each a "DESIGNATED OFFICE"). The time and date of such delivery and payment shall be, with respect to the U.S. Firm Stock, 9:30 a.m., New York City time, on August __,

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 17

1999, or such other time and date as Bear, Stearns & Co. Inc., Lehman Brothers Inc. and the Company may agree upon in writing, and, with respect to the U.S. Optional Stock, 9:30 a.m., New York time, on the date specified by Bear, Stearns & Co. Inc. and Lehman Brothers Inc. in the written notice given by Bear, Stearns & Co. Inc. and Lehman Brothers Inc. of the U.S. Underwriters' election to purchase such U.S. Optional Stock, or such other time and date as Bear, Stearns & Co. Inc., Lehman Brothers Inc. and the Company may agree upon in writing. Such time and date for delivery of the U.S. Firm Stock is herein called the "FIRST TIME OF DELIVERY," such time and date for delivery of the U.S. Optional Stock, if not the First Time of Delivery, is herein called the "SECOND TIME OF DELIVERY," and each such time and date for delivery is herein called a "TIME OF DELIVERY."

    (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Stock and any additional documents requested by the U.S. Underwriters pursuant to Section 7(j) hereof, will be delivered at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022-4697 (the "CLOSING LOCATION"), and the Stock will be delivered at a Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "NEW YORK BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

    5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company agrees with each of the U.S. Underwriters:

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 18

    (a) To prepare the Prospectus in a form approved, subject to the requirements of applicable law and regulation, by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Stock for offering and sale under the securities laws of such U.S. jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

    (c) Prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 19

furnish the U.S. Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Stock and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each U.S. Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Stock at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such U.S. Underwriter, to prepare and deliver to such U.S. Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

    (d) During the period beginning on the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to (A) offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any shares of Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) as described in the Prospectus, (ii) as may be issued in connection with the acquisition of Apollo, (iii) as may be issued in connection with acquisitions other than Apollo, provided that the persons to whom such securities are issued agree not to publicly resell such securities during such 90-day period, and (iv) pursuant to employee and/or director stock option plans existing on the date of this agreement, or upon the

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 20

conversion or exchange of convertible or exchangeable securities outstanding as of the date hereof or granted pursuant to such existing employee or director stock option plans), or (B) after the date hereof, waive any provision in the Apollo Acquisition Agreement restricting the transfer of the securities to be issued thereunder, in either case without the prior written consent of Bear, Stearns & Co. Inc. and Lehman Brothers Inc. acting together, which shall not be unreasonably withheld;

    (e) To use its best efforts to list the Stock on the New York Stock Exchange ("NYSE"); and

    (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

    6. PAYMENT OF EXPENSES. The Company covenants and agrees with the several U.S. Underwriters that the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Stock under the Act and all other reasonable expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the U.S. Underwriters and dealers; (ii) the cost of printing or copying any Agreement among U.S. Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Stock; (iii) all expenses in connection with the qualification of the Stock for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the U.S. Underwriters in connection with such qualification and in connection with the

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 21

Blue Sky survey; (iv) all fees and expenses in connection with listing the Stock on the NYSE; (v) the filing fees incident to, and the fees and disbursements of counsel for the U.S. Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Stock; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8, 9 and 13 hereof, the U.S. Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Stock by them, and any advertising expenses connected with any offers they may make.

    7. CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS. The obligations of the U.S. Underwriters hereunder, as to the Stock to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder therefore to be performed, and the following additional conditions:

    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been filed by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 22

    (b) Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

    (c) Winston & Strawn, special counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, substantially in the form of Exhibit A, attached hereto.

    (d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at such Time of Delivery, (i) Ernst & Young LLP,
(ii) Arthur Andersen LLP, (iii) PricewaterhouseCoopers LLP, (iv) Deloitte & Touche Chartered Accountants & Registered Auditors, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

    (e)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capital stock or long-term debt (other than borrowings in the ordinary course of business) of the Company or any of its subsidiaries or any material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 23

adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the U.S. Stock being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

    (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or
(iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in clauses (i), (ii), (iii) or (iv), in the judgment of the U.S. Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

    (g) The Stock to be sold at such Time of Delivery shall have been duly listed for quotation on the NYSE;

    (h) The Company has obtained and delivered to the U.S. Underwriters executed copies of an agreement from the stockholders listed on Schedule III hereto, substantially in the form set forth as Exhibit B;

    (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

    (j) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company reasonably satisfactory to you as to the accuracy, in all material respects, of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 24

performance by the Company, in all material respects, of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (e) and (g) of this Section and as to such other matters as you may reasonably request.

    8. INDEMNITY. (a) The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case (i) to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any U.S. Underwriter expressly for use therein and (ii) with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any such loss, claim, damage or liability results from the fact that an U.S. Underwriter sold Stock to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the final prospectus or prospectus supplement as then amended or supplemented in any case where such delivery is required by the

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 25

Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such U.S. Underwriter and with sufficient time to effect a delivery, and the loss, claim, damage or liability of the U.S. Underwriters results from an untrue statement or omission of a material fact contained in the preliminary prospectus or preliminary prospectus supplement which was corrected in the prospectus or prospectus supplement as then amended, and such correction would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

    (b) Each U.S. Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or Litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus, preliminary prospectus supplement or prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any U.S. Underwriter expressly for use therein; provided, however, that in no case shall any

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 26

U.S. Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Stock purchased by such U.S. Underwriter hereunder. This indemnity will be in addition to any Liability which any U.S. Underwriter may otherwise have, including under this Agreement.

    (c) Promptly after receipt by an indemnified party under Subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this Subsection to the contrary notwithstanding, an indemnifying party shall

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 27

not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

    9. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the U.S. Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the U.S. Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the U.S. Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the U.S. Underwriters from the offering of the Stock or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the U.S. Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand shall be deemed to be in the same proportion as
(x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the U.S. Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 28

and the U.S. Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any U.S. Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Stock purchased by such U.S. Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9 and the preceding sentence, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such U.S. Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this
Section 9, each person, if any, who controls an U.S. Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such U.S. Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 29

so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 9 or otherwise, except to the extent the contributing party has been prejudiced in any material respect by such failures. No party shall be Liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

    10. DEFAULT BY A U.S. UNDERWRITER. (a) If any U.S. Underwriter or U.S. Underwriters shall default in its or their obligation to purchase U.S. Firm Stock or U.S. Optional Stock hereunder, and if the shares of U.S. Firm Stock or U.S. Optional Stock with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the total number of shares of U.S. Firm Stock or U.S. Optional Stock, the shares of U.S. Firm Stock or U.S. Optional Stock to which the default relates shall be purchased by the non-defaulting U.S. Underwriters in proportion to the respective proportions which the numbers of U.S. Firm Stock set forth opposite their respective names in Schedule I hereto bear to the aggregate number of U.S. Firm Stock set forth opposite the names of the non-defaulting U.S. Underwriters.

    (b) In the event that such default relates to more than 10% of the total number of shares of U.S. Firm Stock or U.S. Optional Stock, as the case may be, you may in your discretion arrange for yourself or for another party or parties including any non-defaulting U.S. Underwriter or U.S. Underwriters who so agree) to purchase such U.S. Firm Stock or U.S. Optional Stock, as the case may be to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the U.S. Firm Stock or U.S. Optional Stock, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the U.S. Optional Stock, the obligations of the U.S. Underwriters to purchase and to sell the U.S. Optional Stock shall thereupon terminate, without liability on the part of U.S. Underwriters with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof), but nothing in

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 30

this Agreement shall relieve a defaulting U.S. Underwriter or U.S. Underwriters of its ortheir liability, if any, to the Company or the other U.S. Underwriters for damages occasioned by its or their default hereunder.

    (c) In the event that the U.S. Firm Stock or U.S. Optional Stock to which the default relates are to be purchased by the non-defaulting U.S. Underwriters, or are to be purchased by another party or parties as aforesaid, shall have the right to postpone the Closing Date, as the case may be, for a period not exceeding five business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of U.S. Underwriters' Counsel, may thereby be made necessary or advisable. The term "U.S. Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such U.S. Firm Stock and U.S. Optional Stock.

    11. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the U.S. Underwriters and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any U.S. Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors, or any controlling person of the Company, and shall survive delivery of and payment for the Stock to and by the U.S. Underwriters. The representations contained in Section 1 and the agreements contained in Sections 6, 8, 9, 12(d) and 15 hereof shall survive the termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 31

    12. EFFECTIVE DATE OF AGREEMENT; TERMINATION. (a) This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

    (b) The U.S. Underwriters shall have the right to terminate this Agreement at any time prior to the applicable Time of Delivery or the obligations of the U.S. Underwriters to purchase the Optional Shares at any time prior to the Applicable Time of Delivery, as the case may be, if on or prior to such date,
(i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the U.S. Underwriters hereunder as provided in Section 7 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the U.S. Underwriters any change or development having a Material Adverse Effect shall have occurred since the respective dates as of which information is given in the Prospectus, other than as set forth in the Prospectus, (iv) any downgrading shall have in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, or
(v)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the U.S. Underwriters will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the NYSE or quotations on the Nasdaq shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 32

States of a national emergency or war, the effect of which shall be, in the U.S. Underwriters' judgment, to make it inadvisable or impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Optional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the U.S. Representatives judgment, makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Optional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

    (c) Any notice of termination pursuant to this Section 12 shall be by telephone, telex, telegraph or telephonic facsimile, confirmed in writing by letter.

    (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) or 12(b) hereof), or if the sale of the Stock provided for herein is not consummated because any condition to the obligations of the U.S. Underwriters set forth herein is not satisfied (other than the condition set forth in Section 7(b)) or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the U.S. Underwriters, reimburse the U.S. Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the U.S. Underwriters in connection herewith.

    13. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any U.S. Underwriter except as provided in Sections 6 and 8 hereof.

    14. NOTICES. In all dealings hereunder, you shall act on behalf of each of the U.S. Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any U.S. Underwriter made or given

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 33


by you jointly or by Bear, Stearns & Co. Inc. on behalf of you as the representatives. All statements, requests, notices and agreements hereunder shall be in writing, and if to the U.S. Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167,
Attention: Registration Department; and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to a U.S. Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such U.S. Underwriter at its address set forth in its U.S. Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    15. PARTIES. This Agreement shall be binding upon, and inure solely to the benefit of, the U.S. Underwriters, the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or any U.S. Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the U.S. Stock from any U.S. Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    16. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

    17. GOVERNING LAW; CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 34

    18. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

Signature page(s) follow

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 35


    If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the U.S. Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the U.S. Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the U.S. Underwriters is pursuant to the authority set forth in a form of Agreement among U.S. Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                               Very truly yours,

                                               SFX ENTERTAINMENT, INC.


                                               By:      ________________________
                                               Name:    Howard J. Tytel
                                               Title:   Executive Vice President

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 36

Accepted as of the date hereof:

BEAR, STEARNS & CO.  INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As Representatives of the Several U.S. Underwriters

BEAR, STEARNS & CO.  INC.


By:       ___________________________
          Name:
          Title:

LEHMAN BROTHERS INC.


By:       ___________________________
          Name:
          Title:

MORGAN STANLEY & CO. INCORPORATED


By:       ___________________________
          Name:
          Title:

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED
 As representatives of the several
 U.S. Underwriters named in
 Schedule I hereto
August [__], 1999
Page 37

SG COWEN SECURITIES CORPORATION


By:       ___________________________
          Name:
          Title:

BANCBOSTON ROBERTSON STEPHENS INC.


By:       ___________________________
          Name:
          Title:

PRUDENTIAL SECURITIES INCORPORATED


By:       ___________________________
          Name:
          Title:


U.S. Underwriting signature page(s)

                                   SCHEDULE I

                                                                                                   NUMBER OF
                                                                                                   SHARES OF
                                                                                                      U.S.
                                                                                                    OPTIONAL
                                                                        TOTAL NUMBER              STOCK TO BE
                                                                        OF SHARES OF               PURCHASED
                                                                          U.S. FIRM                IF MAXIMUM
                                                                         STOCK TO BE                 OPTION
                       U.S. UNDERWRITER                                   PURCHASED                EXERCISED
                                                                   -----------------------    --------------------
Bear, Stearns & Co. Inc.......................................
Lehman Brothers Inc. .........................................
Morgan Stanley & Co. Incorporated.............................
SG Cowen Securities Corporation...............................     -----------------------    --------------------
BancBoston Robertson Stephens Inc.............................     -----------------------    --------------------
Prudential Securities Incorporated............................     -----------------------    --------------------

          TOTAL...............................................
                                                                   =======================    ====================



                                   SCHEDULE II


                                                                                                  NUMBER OF
                                                                                                  SHARES OF
                                                                                                INTERNATIONAL
                                                                                                  OPTIONAL
                                                                 TOTAL NUMBER OF                 STOCK TO BE
                                                                    SHARES OF                   PURCHASED IF
                                                                  INTERNATIONAL                    MAXIMUM
                                                                FIRM STOCK TO BE                   OPTION
            INTERNATIONAL MANAGER                                   PURCHASED                     EXERCISED
                                                           ---------------------------    -------------------------
Bear, Stearns International Limited...................
Lehman Brothers International (Europe)................
Morgan Stanley & Co. International Limited ...........
Societe Generale SA ..................................
BancBoston Robertson Stephens International
Ltd...................................................
Prudential-Bache Securities (U.K.) Inc. ..............

          TOTAL.......................................
                                                            ==========================    =========================

                                  SCHEDULE III

List of required Lock-Up Letters:

        Robert F.X. Sillerman
        Michael G. Ferrel
        Brian E. Becker
        David Falk
        Howard J. Tytel
        Thomas P. Benson
        Richard A. Liese
        D. Geoffrey Armstrong
        James F. O'Grady, Jr.
        Paul Kramer
        Edward F. Dugan
        John D. Miller
        John J. Boyle

        [May be revised]

                                    EXHIBIT A


                                 August __, 1999

Bear, Stearns & Co. Inc.
Lehman Brothers Inc.,
    As Representatives
    for each of the several
    U.S. Underwriters

Bear, Stearns International Limited
Lehman Brothers International (Europe)
    As Representatives
    for each of the several
    International Managers

Ladies and Gentlemen:

        We have acted as special counsel to SFX Entertainment, Inc., a Delaware corporation (the "COMPANY"), in connection with the offer and sale of 7,500,000 shares (the "SHARES") of the Company's Class A Common Stock, par value $.01 per share (the "COMMON STOCK"). Of the 7,500,000 shares of Common Stock being issued and sold, (i) [_________] shares are being sold pursuant to the Underwriting Agreement dated August __, 1999 (the "U.S. UNDERWRITING AGREEMENT"), among the Company and the several Underwriters named in Schedule I hereto (the "U.S. UNDERWRITERS") and (ii) _____ shares are being sold pursuant to the Underwriting Agreement dated August __, 1999 (the "INTERNATIONAL UNDERWRITING AGREEMENT" and, together with the U.S. Underwriting Agreement, the "UNDERWRITING AGREEMENTS"), among the Company and the several International Managers named in Schedule II hereto (the "INTERNATIONAL MANAGERS").

        This opinion letter is being furnished to you pursuant to Section ____ of each of the Underwriting Agreements. Capitalized terms used but not defined herein shall have the meanings set forth in the Underwriting Agreements.

        In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement on Form S-3 (File No. 333-84371) relating to the offering of the Shares, as filed with the Securities and Exchange Commission (the "COMMISSION") on August __, 1999 under the Securities Act of 1933, (as so amended, the "REGISTRATION

STATEMENT"); (ii) the final prospectus dated August __, 1999 relating to the Shares offered and sold in the United States and Canada in the form filed with the Commission on August __, 1999 (such final prospectus, including documents incorporated by reference therein, being hereinafter referred to as the "U.S. PROSPECTUS"); (iii) the final prospectus dated August __, 1999 relating to the Shares offered and sold outside of the United States and Canada in the form filed with the Commission on August __, 1999 (such final prospectus, including documents incorporated by reference therein, being hereinafter referred to as the "INTERNATIONAL PROSPECTUS" and, together with the U.S. Prospectus, the "PROSPECTUSES"); (iv) the certificate of incorporation or certificate of formation and limited liability company agreement, in each case as applicable, of the Company and each of the subsidiaries of the Company listed on Schedule III hereto (the "LISTED SUBSIDIARIES"), each as currently in effect; (v) the By-Laws of the Company and each of the Listed Subsidiaries, each as currently in effect; (vi) certain resolutions adopted by the Board of Directors of the Company and a Special Committee thereof relating to, among other things, the issuance and the sale of the Shares; and (vii) execution copies of the Underwriting Agreements. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such certificates of public officials, certificates of officers or representatives of the Company and others, and such other agreements, documents, instruments, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth below.

        In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed by parties other than the Company, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to any facts material to the opinions expressed herein which we did not independently establish or verify, we have relied upon oral and written statements and representations of officers and other representatives of the Company and others.

        Members of our firm are admitted to the bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction other than the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act and the federal laws of the United States of America to the extent referred to specifically herein.

Based upon and subject to the foregoing, we are of the opinion that:

        1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or the condition (financial or otherwise) of the Company and its direct and indirect subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

        2. Each Listed Subsidiary is validly existing and in good standing in the jurisdiction of its organization indicated on Schedule III hereto, with full corporate or limited liability company power, as applicable, and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses, except where the failure to be in good standing would not have a Material Adverse Effect.

        3. The Company has the authorized capitalization set forth in the Prospectuses, and the Shares to be issued and sold by the Company to the U.S. Underwriters and the International Managers pursuant to the Underwriting Agreements have been duly and validly authorized and, when duly countersigned by the Company's transfer agent and registrar and issued and delivered in accordance with the provisions of the Underwriting Agreements, will be duly and validly issued and fully paid and non-assessable. The Shares conform to the description of the Common Stock in the Prospectuses.

        4. The Underwriting Agreements have been duly authorized, executed, and delivered by the Company, are legally valid and binding obligations of the Company, and are enforceable against the Company in accordance with their terms, except that (a) the enforceability thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, now or hereafter in effect, relating to creditors' rights generally and
(ii) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and (b) Federal and state securities laws or the public policy underlying such laws may limit the right to indemnity and contribution thereunder. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of the Underwriting Agreements by the Company (except filings under the Act and with the New York Stock Exchange which have been made and consents, authorizations, permits, orders and other matters required by the National Association of Securities Dealers, Inc. or under "blue sky" or state securities laws, as to which we express no opinion).

        5. Except as disclosed in the Prospectuses, the execution, delivery and performance of the Underwriting Agreements by the Company and the issuance and sale of the Shares thereunder, will not (A) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the certificate of incorporation or by-laws of the Company or of the certificate of incorporation or certificate of formation and limited liability company agreement, as applicable, or by-laws of any of the Listed Subsidiaries; (B) to our knowledge, require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument of the Company filed as an exhibit to the Registration Statement pursuant to Item 601(b)(10) of Regulation S-K under the Act; (C) to our knowledge, violate or conflict with any law of the United States of America or the State of New York applicable to the Company, any of the Listed Subsidiaries or their respective property (provided that we express no opinion on the rules or regulations of the National Association of Securities Dealers, Inc. or the "blue sky" or state securities laws of any state or foreign jurisdiction), except, in the case of clauses (B) and (C) above, such as would not, either singly or in the aggregate, have a Material Adverse Effect or prevent the Company from performing its obligations pursuant to the Underwriting Agreements.

        6. The statements contained in the Prospectuses under the caption "Description of Capital Stock", insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair in all material respects.

        7. To our knowledge, other than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of the Listed Subsidiaries is a party or to which any property of the Company or any of the Listed Subsidiaries is subject which would reasonably be expected to have a Material Adverse Effect.

        8. The Company is not and, after giving effect to the offering and sale of the Shares, will not be (i) an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        9. To our knowledge, the Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Registration Statement, as of its effective date, and the Prospectuses, as of their respective dates (other than the financial statements, schedules and other financial and accounting information included in or excluded from the Registration Statement or the Prospectuses, as to which we express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder. The documents specifically incorporated by reference in the Prospectuses prior to the date hereof (other than the financial statements, schedules and other financial and accounting information included therein or excluded therefrom, as to which we express no opinion) at the time they were filed with the Commission, complied as to form in all material respects with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

        In addition, we have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants of the Company and representatives of the U.S. Underwriters and the International Managers and their counsel at which the contents of the Registration Statement, the Prospectuses and related matters were discussed and, although we are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses and have made no independent check or verification thereof except for those made under the caption "Description of Capital Stock" in the Prospectuses (to the extent referred to in paragraph 6 hereof), on the basis of the foregoing, no facts have come to our attention that have led us to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than the information omitted therefrom in reliance on Rule 430A under the Act) or (ii) either of the Prospectuses, as of their respective dates and as of the date hereof, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief as to the financial statements, schedules and other financial, accounting and statistical information included in or excluded from the Registration Statement or the Prospectuses.

        The foregoing opinions are subject to the following assumptions, qualifications and limitations:

        (A) We have relied, as to matters of fact, to the extent we deemed proper, on certificates of responsible officers of the Company and the Listed Subsidiaries and public officials.

        (B) Any statement or opinion set forth herein that is qualified by the phrase "to our knowledge" or any similar phrase, is intended to indicate that, during the course of our limited representation of the Company in the subject transaction, no information that would give actual knowledge of the inaccuracy of such statement or opinion has come to the attention of any lawyer who has devoted substantive attention to the subject transaction and who is still currently employed by or a partner of Winston & Strawn. We have not undertaken any independent investigation to determine the accuracy of any such statement or opinion and no inference as to our knowledge of any matters bearing on the accuracy of any such statement or opinion should be drawn from the fact of our representation of the Company.

        (C) In rendering opinions involving a concept of materiality, we have relied exclusively in such determination on officers of the Company.

        (D) We express no opinion as to compliance of the Registration Statement, the Prospectuses or the documents incorporated by reference into the Prospectuses with Rule 421 of the Act.

        This opinion letter is as of the date hereof and we undertake no, and disclaim any, obligation to advise you of any changes in any matter set forth herein. This opinion letter is furnished to you solely for your benefit in connection with the closing under the Underwriting Agreements occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our express prior written consent.

                                    EXHIBIT B

                            LOCK UP LETTER AGREEMENT

August _____, 1999


SFX ENTERTAINMENT, INC.
650 Madison Avenue
16th Floor
New York, New York 10022

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED
SG COWEN SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
PRUDENTIAL SECURITIES INCORPORATED

   As Representatives of the
   several Underwriters
        c/o Bear, Stearns & Co. Inc.
        245 Park Avenue
        New York, New York 10167
        and
        c/o Lehman Brothers Inc.
        200 Vesey Street
        New York, New York 10285

BEAR, STEARNS INTERNATIONAL LIMITED
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
SOCIETE GENERALE SA
BANCBOSTON ROBERTSON STEPHENS INTERNATIONAL LTD
PRUDENTIAL-BACHE SECURITIES (U.K.) INC.
   As Representatives of the
   several International Managers
        c/o Bear, Stearns International Limited
        245 Park Avenue
        New York, New York 10167
        and
        c/o Lehman Brothers International (Europe)
        200 Vesey Street

        New York, New York 10285

Ladies and Gentlemen:

        The undersigned understands that Bear, Stearns & Co. Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, SG Cowen Securities Corporation, BancBoston Robertson Stephens Inc., and Prudential Securities Incorporated, as the U.S. representatives of the several U.S. underwriters, and Bear, Stearns International Limited, Lehman Brothers International (Europe), Morgan Stanley & Co. International Limited, Societe Generale SA, BancBoston Robertson Stephens International Ltd, and Prudential-Bache Securities (U.K.) Inc., as the lead managers (together with the U.S. representatives, the "REPRESENTATIVES") of the several International Managers (together with the U.S. underwriters, the "UNDERWRITERS"), propose to enter into a U.S. underwriting agreement (the "U.S. UNDERWRITING AGREEMENT") and an international underwriting agreement (the "INTERNATIONAL UNDERWRITING AGREEMENT"), respectively, with SFX Entertainment, Inc. (the "COMPANY") providing for the public offering by the Underwriters, including the Representatives, of Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK"), of the Company (the "PUBLIC OFFERING"). Capitalized terms not defined herein shall have the meaning given them in the U.S. Underwriting Agreement.

        In consideration of the Underwriters' agreement to purchase and undertake the Public Offering of the Company's Class A Common Stock and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Bear, Stearns & Co., Inc. and Lehman Brothers Inc., he, she or it will not, without the prior written consent of Bear, Stearns & Co. Inc. and Lehman Brothers Inc., during the period commencing on the date hereof and ending 60 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option to contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Class A Common Stock, the Company's Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK" and, together with the holders of the Class A Common Stock, the "COMMON STOCK"), or any securities convertible into or exercisable or exchangeable for Common Stock or any right to acquire Common Stock, or (ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions shall not apply to (i) exercise of options or warrants, (ii) transfers, without consideration, of the Common Stock or any securities convertible into, or exercisable or exchangeable for Common Stock to family members or to one or more trusts established for the benefit of the undersigned or one or more family members, provided that the transferee executes and delivers to Bear, Stearns & Co. Inc. and Lehman Brothers Inc., an agreement whereby the transferee agrees to be bound by all of the foregoing terms and provisions, (iii) the conversion of Class B Common Stock into Class A Common Stock, or (iv) the pledge of Common Stock to secure obligations of the undersigned or his family members or any trust established for the undersigned or one or more family members, provided that the pledgee is notified of the restrictions contained herein.

        In addition, the undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock for which the undersigned is the record holder, cause the transfer agent for the Company to note stop-transfer instructions with respect to such shares of Common Stock consistent with the foregoing paragraph on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such shares of Common Stock to cause the transfer agent for Company to note stop-transfer instructions with respect to such shares of Common Stock consistent with the foregoing paragraph on the transfer books and records of the Company.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                           Very truly yours,

                                           ------------------------------



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(Name - Please Type)

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(Address)

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(Social Security or Taxpayer I.D. No.)